SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (“Subscription Agreement”) is made as of this 11th day of April, 2008, by and among Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”) and the undersigned subscriber (the “Subscriber”).

A. The Company intends to obtain subscriptions, from one or more purchasers, including Subscriber, and in one or more closings as determined by the Company on the terms and conditions set forth herein, for the purchase and sale of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price per share of $ 0.20(collectively, the “Offering”); and

B. The Company and Subscriber are executing and delivering this Subscription Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Act;

C. The Offering began on April 10, 2008 and will terminate (if subscription for all of the Common Stock offered has not earlier occurred) at 5:00 PM Pacific Daylight Time on April 30, 2008, unless extended by the Company in its sole discretion.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.  Subscription Procedure

1.1  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of shares of Common Stock as is set forth upon the signature page hereof (the “Shares”) at a price of $0.20 per share (the “Purchase Price”). The Company agrees to sell such Shares to the Subscriber at a price per share equal to the Purchase Price.

1.2  On or prior to the closing of the purchase of the Shares in the Offering (the “Closing”), the Subscriber shall deliver to the Company the following: (i) this Agreement, duly executed by the Subscriber, (ii) the Investor Questionnaire, the form of which is attached hereto as Exhibit A (the “Investor Questionnaire”), and (iii) the aggregate Purchase Price in United States Dollars and in immediately available funds, by wire transfer as follows:

Wells Fargo Bank
Bank Routing #: 121000248
fbo - Ironclad Performance Wear Corp.
Account # 4121370654

1.3  On or prior to the Closing, the Company shall deliver to the Subscriber this Agreement, duly executed by the Company.

1.4  The Closing shall occur on the date (the “Closing Date”) that all of the conditions set forth in Sections 1.2 and 1.3 have been satisfied or duly waived. The Closing of the purchase and sale of the Shares shall take place at the offices of Stubbs Alderton & Markiles, LLP, 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

1.5  The certificates for the Shares bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to the Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

1.6  The Company may, in its sole discretion, terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. The Company shall not be required to allocate among investors on a pro rata basis in the event of an over-subscription of the total number of Shares offered in the Offering. Subscriber understands that there is no minimum amount of Shares which must be sold prior to release of funds to the Company hereunder, and further acknowledges and agrees that the subscription hereunder is not subject to, or otherwise conditioned upon, the subscription by any other purchaser of the Common Stock of the Company.

2.  Representations and Covenants of Subscriber

2.1  The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate its investment; (iv) transferability of the Shares is extremely limited; (v) an investor could sustain the loss of its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the business and operations of the Company, and the industries and markets in which the Company will compete, all as more fully set forth herein and in the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (all reports so filed by the Company are referred to herein as the “SEC Reports”).

2.2  The Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by its responses to the Investor Questionnaire, and that it is able to bear the economic risk of an investment in the Shares. The Subscriber must complete the Investor Questionnaire to enable the Company to access the Subscriber’s eligibility for the Offering.

2.3  The Subscriber acknowledges that it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to it and to all other prospective investors in the Common Stock and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

2.4  The Subscriber acknowledges receipt and careful review of this Subscription Agreement and hereby represents that it has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its respective financial condition and results of operation which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which it had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Shares.

2.5  The Subscriber acknowledges that this offering of Common Stock may involve tax consequences, and that the contents hereof do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.6  The Subscriber acknowledges that this offering of Common Stock has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Shares are being purchased for its own account and not for distribution or resale to others; provided however, that the Subscriber does not agree to hold any such securities for a minimum or specified term and reserves the right to sell, transfer or otherwise dispose of the Shares at any time in accordance with this Agreement or with federal and state securities laws. The Subscriber agrees that it will not sell or otherwise transfer any of the securities comprising the Shares unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7  The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act or comply with an exemption therefrom. Except as set forth in the immediately following sentence, the Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. During any period in which the Shares are eligible for resale in accordance with the provisions of Rule 144, other than Rule 144(k), and so long as the Company is subject to the reporting obligations under the Exchange Act, the Company covenants to file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Subscriber agrees to hold the Company and its respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any federal or state securities laws.

2.8  The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing its Shares stating that they have not been registered under the Act and are subject to the terms of this Subscription Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof. The Company agrees to remove any such legend from any Share that is sold pursuant to an effective registration statement or Rule 144.

2.9  The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company is hereby given authority by the undersigned to call its bank or place of employment. The Subscriber further authorizes the Company to review the financial standing of the Subscriber.

2.10  The Subscriber hereby represents that the address of Subscriber furnished by it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned's principal residence if it is an individual or its principal business address if it is a corporation or other entity.

2.11  The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, it must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of FINRA, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Shares in the ordinary course of business and, at the time of purchase of the Shares, has no agreements or understandings, directly or indirectly, with any person to distribute the Shares or any portion thereof.

2.12  The Subscriber hereby represents that, except as set forth herein and in the SEC Reports, no representations or warranties have been made to the Subscriber by either the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained herein or in the SEC Reports.

2.13  If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned, subject to bankruptcy, insolvency and similar laws protecting creditors rights, and to equitable principles which may, among other things, constrain the enforcement of indemnity provisions.

2.14  If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Subscriber's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction, except to the extent such laws were violated by actions taken by the Company.

2.15  The Subscriber hereby covenants and agrees that neither it nor any of its affiliates has or will have an open position (e.g., short sale) in the Common Stock prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Common Stock being registered in the Registration Statement. The Subscriber hereby acknowledges and understands that the SEC has taken the position that covering such an open position with shares being registered in the Registration Statement would constitute a violation of Section 5 of the Act.

2.16  The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

3.  Representations by the Company

Except as set forth in the SEC Reports, the Company represents and warrants to the Subscriber that:

3.1  Organization and Authority. The Company (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and to consummate the transactions contemplated hereby.

3.2  Qualifications. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole.

3.3  Capitalization of the Company. Of the authorized capital stock of the Company, on April 18, 2008 (and before the closing of this Offering), there were outstanding 35,389,504 shares of Common Stock, options to purchase an aggregate of 5,360,965 shares of Common Stock, and warrants to purchase an aggregate of 10shares of Common Stock. Except as a result of the purchase and sale of the Shares or as disclosed in the SEC Reports, there are no additional outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as described herein, the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscriber) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The shares of the Company’s capital stock outstanding immediately prior to the closing are or will be duly authorized and validly issued and are or will be fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company’s securities has any rights, “demand,” “piggy-back” or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below), except as described in the SEC Reports. The Common Stock to be issued to the Subscriber has been duly authorized, and when issued and paid for in accordance with this Subscription Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the OTC Bulletin Board, the Company and the Common Stock meets the criteria for continued quotation and trading on the OTC Bulletin Board, the Company has not received any notice from FINRA or any other self-regulatory organization or governmental agency that the Company may not be in compliance with such criteria, and no suspension of trading in the Common Stock is in effect.

3.4  Corporate Authorization. This Subscription Agreement has been duly and validly authorized by the Company. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when executed and delivered by the Company, will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.5  Non-Contravention. The execution and delivery of this Subscription Agreement by the Company, the issuance of the Shares as contemplated hereunder, and the completion by the Company of the other transactions contemplated by the Offering do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, pursuant to any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations hereunder, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations hereunder, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company to make use thereof.

3.6  Information Provided. The Company hereby represents and warrants to the Subscriber that the information set forth in the SEC Reports and any other document provided by the Company (or the Company’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states.

3.7   Absence of Certain Proceedings. There exists no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, or the transactions contemplated hereunder or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations hereunder; and to the Company’s knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or any of its current or former directors or officers.

3.8  Compliance with Law. The Company is not in violation of nor has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole; and to the knowledge of the Company there is no pending investigation that would reasonably be expected to lead to such a claim.

4.  Registration Rights

4.1  Registration Requirement. Subject to the terms and limitations hereof, the Company shall file a registration statement on Form S-1 or other appropriate registration document under the Act (the “Registration Statement”) for resale of the Common Stock sold in the Offering, including, without limitation, the Shares (collectively, the “Registrable Securities”), and shall use its commercially reasonable efforts to maintain the Registration Statement effective for a period of twenty-four (24) months following the Closing Date, at the Company’s expense (the “Effectiveness Period”). The Company shall file such Registration Statement no later than forty-five (45) days after the last closing date among all subscribers in the Offering (the “Final Closing Date”), and shall use commercially reasonable efforts to cause such Registration Statement to become effective within one hundred fifty (150) days after the Final Closing Date, provided, however, that any failure by the Company to file or cause the effectiveness of the Registration Statement within the time periods set forth herein shall not be deemed a breach of this Subscription Agreement or of the Company’s obligations hereunder.

4.2  Limitation to Registration Requirement. Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Potential Material Event (defined below) pursuant to Section 4.6 hereof, or (iii) if the SEC refuses to declare a Registration Statement filed pursuant to this Subscription Agreement, or any other subscription agreement, effective as a valid secondary offering under Rule 415 due to the number of Registrable Securities included in such Registration Statement relative to the outstanding number of shares of Common Stock. If the SEC refuses to declare a Registration Statement filed pursuant to this Subscription Agreement, or any other subscription agreement, effective as a valid secondary offering under Rule 415 due to the number of Registrable Securities included in such Registration Statement relative to the outstanding number of shares of Common Stock, then the Company shall be permitted to reduce the number of Registrable Securities included in such Registration Statement (which reduction may include, without limitation, all or any portion of the Shares) to cause the Registration Statement as a whole to register an amount of shares for resale that does not exceed an amount that the SEC allows for the offering thereunder to qualify as a valid secondary offering under Rule 415, and shall register such excess Registrable Securities as soon as permitted by rules or interpretations issued by the SEC.

4.3  Expenses of Registration. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Subscription Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

4.4  Indemnification.

(a)  To the extent permitted by law, the Company will indemnify Subscriber, and each of its officers, directors, agents, employees and partners, with respect to each registration, qualification or compliance effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach by the Company of any agreement, representation or warranty made by it in this Agreement, or (iv) any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of Section 4.4(c) below, will reimburse Subscriber, and each of its officers, directors, agents, employees and partners, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) Subscriber, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of the Subscriber to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented) but only if such amended prospectus is delivered to the Subscriber prior to such confirmation; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber, or any partner, officer, director, employee, or agent of Subscriber.

(b)  To the extent permitted by law, Subscriber, to the extent its Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company, and its directors, officers, partners, agents, and employees, and each other Subscriber and each of their officers, directors, partners, agents and employees, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Subscribers, directors, officers, partners, agents and employees for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Subscriber; provided, however, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

(c)  Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)  If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that the obligations of Subscriber hereunder shall be limited to an amount equal to the net proceeds to Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.5  Transfer or Assignment of Registration Rights. Upon a sale or other transfer or disposition of Registrable Securities in accordance with the terms of this Agreement, the Subscriber may assign its rights under this Agreement to the transferee of such Registrable Securities, provided that the Company is given written notice of such transfer, stating the name and address of said transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred; provided further that the transferee of such Registrable Securities shall be deemed to have assumed the obligations of the Subscriber under this Subscription Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

4.6  Registration Procedures. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

(a)  Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

(b)  Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

(c)  Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

(d)  Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

(e)  Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(f)  Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(g)  Use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of Subscriber for more than 90 days during any 12 month period.

4.7  Statement of Beneficial Ownership. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber’s Registrable Securities. The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber’s shares of Common Stock from the Registration Statement in the event that the Subscriber fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by law or the SEC.

4.8  Compliance. Subscriber covenants and agrees that Subscriber will comply with the prospectus delivery requirements of the Act as applicable to Subscriber in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

4.9  Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its Common Stock, other than an offering of securities issued pursuant to a Strategic Issuance (as defined below) and other than a Form S-4 or Form S-8 registration statement (each as promulgated under the Act or their then equivalents relating to equity securities to be issued solely in connection with any business combination transaction, acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Subscriber (together with any other holders of its Common Stock possessing “piggyback registration rights” comparable to those granted to the Subscriber hereunder (“Rightsholders”)) written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144(k) promulgated under the Act; and provided further that the Company may, without the consent of the Subscriber, withdraw such registration statement before its becoming effective if the Company or other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereunder. If the registration statement is being filed for an underwritten public offering, the Subscriber must timely execute and deliver the usual and customary agreement among the Company, such Subscriber and the underwriters relating to the registration. If the registration statement is being filed for an underwritten offer and sale by the Company of securities for its own account and the managing underwriters advise the Company in writing that in their opinion the offering contemplated by the registration statement cannot be successfully completed if the Company were to also register the Registrable Securities of the Subscriber requested to be included in such registration statement, then the Company will include in the registration: (i) first, any securities the Company proposes to sell, (ii) second, any securities of any person whose securities are being registered as a result of the exercise of a demand registration right, and (iii) third, that portion of the aggregate number of shares being requested for inclusion in the registration statement by (X) the Subscriber and (Y) all other Rightsholders, which in the opinion of such managing underwriters can successfully be sold, such number of shares to be taken pro rata from the Rightsholders on the basis of the total number of shares being requested for inclusion in the registration statement by each Rightsholder. “Strategic Issuance” shall mean an issuance of securities: (i) in connection with a “corporate partnering” transaction or a “strategic alliance” (as determined by the Board of Directors of the Company in good faith); (ii) in connection with any financing transaction in respect of which the Company is a borrower; or (iii) to a vendor, lessor, lender, or customer of the Company, or a research, manufacturing or other commercial collaborator of the Company, in a transaction approved by the Board of Directors, provided in any case, that such issuance is not being made primarily for the purpose of avoiding compliance with this Subscription Agreement.

5.  Miscellaneous

5.1  Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by verifiable facsimile, overnight courier or registered or certified mail, return receipt requested, addressed to the Company, at Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, California 90245, Attention: Ed Jaeger, President, with a copy to (which shall not constitute notice) Stubbs Alderton & Markiles, LLP, 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403, Attention: Greg Akselrud, Esq., and to the Subscriber at its address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given when received.

5.2  This Subscription Agreement may be amended through a written instrument signed by the Subscriber and the Company. The Company shall not offer any additional inducement or consideration to any subscriber unless such inducement or consideration is offered to all subscribers.

5.3  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4  Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of California.

5.5  This Subscription Agreement may be executed in counterparts.

5.6  The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.7  It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.9  The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement. The Company will file a Form 8-K on the third business day following the date of this Agreement describing the terms of this Agreement in reasonable detail but subject to any disclosure limitations imposed on the Company by the relevant rules promulgated under the Act.

5.10  The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Common Stock in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Subscription Agreement or purchasing the Shares, or acquiring, disposing of or voting any of the Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Subscriber:

By:

Title:

Address of Subscriber

Social Security or Taxpayer
Identification Number of Subscriber

Number of Shares Subscribed For

Aggregate Purchase Price

Subscription Agreed to and Accepted :

IRONCLAD PERFORMANCE WEAR CORPORATION

By:

Name:

Title:

EXHIBIT A

INVESTMENT QUESTIONNAIRE